                                                                    EXHIBIT 4.1

================================================================================

                              MESA OPERATING CO.,
                                   AS ISSUER

                                   MESA INC.,
                                  AS GUARANTOR


                                      and

                             BANKERS TRUST COMPANY,
                                    Trustee



                              --------------------



                                SENIOR INDENTURE


                           Dated as of _____ __, ____



                              --------------------



                  Unsecured Senior Debentures, Notes and Other
                           Evidences of Indebtedness



================================================================================

                             CROSS-REFERENCE TABLE

TIA Section                                               Indenture Section
310(a)(1)..................................................     7.10
   (a)(2)..................................................     7.10
   (a)(3)..................................................     N.A.
   (a)(4)..................................................     N.A.
   (a)(5)..................................................     7.10
   (b).....................................................     7.8; 7.10; 11.2
   (c).....................................................     N.A.
311(a).....................................................     7.11
   (b).....................................................     7.11
   (c).....................................................     N.A.
312(a).....................................................     2.5
   (b).....................................................     11.3
   (c).....................................................     11.3
313(a).....................................................     7.6
   (b)(1)..................................................     N.A.
   (b)(2)..................................................     7.6
   (c).....................................................     11.2
   (d).....................................................     7.6
314(a).....................................................     4.2; 4.5; 11.2
   (b).....................................................     N.A.
   (c)(1)..................................................     11.4
   (c)(2)..................................................     11.4
   (c)(3)..................................................     N.A
   (d).....................................................     N.A.
   (e).....................................................     12.5
   (f).....................................................     N.A.
315(a).....................................................     7.1(2)
   (b).....................................................     7.5; 11.2
   (c).....................................................     7.1(1)
   (d).....................................................     7.1(3)
   (e).....................................................     6.11
316(a)(last sentence)......................................     2.9
   (a)(1)(A)...............................................     6.5
   (a)(1)(B)...............................................     6.4
   (a)(2)..................................................     N.A.
   (b).....................................................     6.7
   (c).....................................................     11.12
317(a)(1)..................................................     6.8
   (a)(2)..................................................     6.9
   (b).....................................................     2.4
318(a).....................................................     11.1


                           N.A. means Not Applicable.

                               TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE 1 - DEFINITIONS AND INCORPORATION BY REFERENCE

      SECTION 1.1.         Definitions..........................................................................  1
      SECTION 1.2.         Other Definitions....................................................................  5
      SECTION 1.3.         Incorporation by Reference of Trust Indenture Act....................................  5
      SECTION 1.4.         Rules of Construction................................................................  5

ARTICLE 2 - THE SECURITIES

      SECTION 2.1.         Form and Dating......................................................................  6
      SECTION 2.2.         Execution and Authentication.........................................................  8
      SECTION 2.3.         Registrar and Paying Agent...........................................................  9
      SECTION 2.4.         Paying Agent to Hold Money in Trust..................................................  9
      SECTION 2.5.         Securityholder Lists.................................................................  9
      SECTION 2.6.         Transfer and Exchange................................................................ 10
      SECTION 2.7.         Replacement Securities............................................................... 10
      SECTION 2.8.         Outstanding Securities............................................................... 10
      SECTION 2.9.         Treasury Securities.................................................................. 10
      SECTION 2.10.        Temporary Securities; Global Securities.............................................. 11
      SECTION 2.11.        Cancellation......................................................................... 12
      SECTION 2.12.        Defaulted Interest................................................................... 12

ARTICLE 3 - REDEMPTION; SINKING FUND

      SECTION 3.1.         Notices to Trustee................................................................... 12
      SECTION 3.2.         Selection of Securities to be Redeemed............................................... 13
      SECTION 3.3.         Notice of Redemption................................................................. 13
      SECTION 3.4.         Effect of Notice of Redemption....................................................... 14
      SECTION 3.5.         Deposit of Redemption Price.......................................................... 14
      SECTION 3.6.         Securities Redeemed in Part.......................................................... 14
      SECTION 3.7.         Sinking Fund......................................................................... 14
      SECTION 3.8.         Terms of Securities to Govern........................................................ 15

ARTICLE 4 - COVENANTS

      SECTION 4.1.         Payment of Securities................................................................ 15
      SECTION 4.2.         SEC Reports.......................................................................... 15
      SECTION 4.3.         Certificate to Trustee............................................................... 15
      SECTION 4.4.         Maintenance of Office or Agency...................................................... 16
      SECTION 4.5.         Further Assurances................................................................... 16

ARTICLE 5 - SUCCESSORS

      SECTION 5.1.         When the Issuer May Merge, etc....................................................... 16

ARTICLE 6 - DEFAULTS AND REMEDIES

      SECTION 6.1.         Events of Default.................................................................... 16

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


                                                                                                                Page
                                                                                                                ----
      SECTION 6.2.         Acceleration......................................................................... 18
      SECTION 6.3.         Other Remedies....................................................................... 18
      SECTION 6.4.         Waiver of Past Defaults.............................................................. 19
      SECTION 6.5.         Control by Majority.................................................................. 19
      SECTION 6.6.         Limitation on Suits.................................................................. 19
      SECTION 6.7.         Rights of Holders to Receive Payment................................................. 19
      SECTION 6.8.         Collection Suit by Trustee........................................................... 20
      SECTION 6.9.         Trustee May File Proofs of Claim..................................................... 20
      SECTION 6.10.        Priorities........................................................................... 20
      SECTION 6.11.        Undertaking for Costs................................................................ 21

ARTICLE 7 - TRUSTEE

      SECTION 7.1.         Duties of Trustee.................................................................... 21
      SECTION 7.2.         Rights of Trustee.................................................................... 22
      SECTION 7.3.         Individual Rights of Trustee......................................................... 22
      SECTION 7.4.         Trustee's Disclaimer................................................................. 22
      SECTION 7.5.         Notice of Defaults................................................................... 22
      SECTION 7.6.         Reports by Trustee to Holders........................................................ 22
      SECTION 7.7.         Compensation and Indemnity........................................................... 22
      SECTION 7.8.         Replacement of Trustee............................................................... 23
      SECTION 7.9.         Successor Trustee by Merger, etc..................................................... 24
      SECTION 7.10.        Eligibility, Disqualification........................................................ 24
      SECTION 7.11.        Preferential Collection of Claims Against the Issuer................................. 25

ARTICLE 8 - DISCHARGE OF INDENTURE AND SECURITIES

      SECTION 8.1.         Satisfaction and Discharge of Indenture.............................................. 25
      SECTION 8.2.         Defeasance........................................................................... 25
      SECTION 8.3.         Satisfaction and Discharge of Securities............................................. 26
      SECTION 8.4.         Application by Trustee of Money or U.S. Government Obligations....................... 26
      SECTION 8.5.         Repayment of Money or U.S. Government Obligations by Paying Agent.................... 26
      SECTION 8.6.         Return of Money, Securities or U.S. Government Obligations........................... 26

ARTICLE 9 - AMENDMENTS

      SECTION 9.1.         Without Consent of Holders........................................................... 26
      SECTION 9.2.         With Consent of Holders.............................................................. 27
      SECTION 9.3.         Compliance with Trust Indenture Act.................................................. 27
      SECTION 9.4.         Effect of Consents................................................................... 27
      SECTION 9.5.         Notation on or Exchange of Securities................................................ 27
      SECTION 9.6.         Trustee Protected.................................................................... 27

ARTICLE 10 - THE GUARANTEES

      SECTION 10.1.        The Guarantees....................................................................... 28
      SECTION 10.2.        Execution and Delivery of Guarantees................................................. 28
      SECTION 10.3.        When the Issuer May Merge, etc....................................................... 29

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


                                                                                                                Page
                                                                                                                ----

      SECTION 10.4.        "Trustee" to Include Paying Agent.................................................... 29

ARTICLE 11 - MISCELLANEOUS

      SECTION 11.1.        Trust Indenture Act Controls......................................................... 30
      SECTION 11.2.        Notices.............................................................................. 30
      SECTION 11.3.        Communications by Holders with Other Holders......................................... 30
      SECTION 11.4.        Certificate and Opinion as to Conditions Precedent................................... 30
      SECTION 11.5.        Statements Required in Certificate or Opinion........................................ 30
      SECTION 11.6.        Rules by Trustee and Agents.......................................................... 31
      SECTION 11.7.        Legal Holidays....................................................................... 31
      SECTION 11.8.        No Recourse Against Others........................................................... 31
      SECTION 11.9.        Interest Limitation.................................................................. 31
      SECTION 11.10.       Duplicate Originals.................................................................. 32
      SECTION 11.11.       Addresses............................................................................ 32
      SECTION 11.12.       Record Date for Action by Securityholders............................................ 32
      SECTION 11.13.       Governing Law........................................................................ 32
      SECTION 11.14.       Payments for Consent................................................................. 32
      SECTION 11.15.       Effect of Headings and Table of Contents............................................. 33
      SECTION 11.16.       No Adverse Interpretation of Other Agreements........................................ 33
      SECTION 11.17.       Severability......................................................................... 33
      SECTION 11.18.       Successors........................................................................... 33
      SECTION 11.19.       Qualification of Indenture........................................................... 33
      SECTION 11.20.       Counterpart Originals................................................................ 33

         SENIOR INDENTURE, dated as of _________ ___, _____, among MESA OPERATING CO., a corporation incorporated and existing under the laws of the State of Delaware ("Operating"), as issuer, MESA INC., a corporation incorporated and existing under the laws of the State of Texas (the "Company"), as guarantor and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of Operating's unsecured senior debentures, notes and other evidences of indebtedness from time to time authenticated and delivered pursuant to this Indenture, which may be issued in one or more series, each such series ranking pari passu with each other series:


                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1. Definitions.

                  "Acquired Debt" means, with respect to any specified person or any Subsidiary of such person (i) Indebtedness of any other person existing at the time such other person is merged with or into or became a Subsidiary of such specified person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other person merging with or into or becoming a Subsidiary of such specified person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified person.

                  "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar or Paying Agent.

                  "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended to the extent the lease payments during such extension period are required to be capitalized on a balance sheet in accordance with GAAP).

                  "Board Resolution" means a copy of a resolution delivered to the Trustee and certified (i) by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Company Board and to be in full force and effect on the date of such certification and (ii) by the Secretary or Assistant Secretary of Operating to have been duly adopted by the Operating Board and to be in full force and effect on the date of such certification.

                  "Business Day" means any day that is not a Legal Holiday.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and

(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.


                  "Company" means MESA Inc., a Texas corporation, until a successor replaces it and thereafter such successor.

                  "Company Board" means the board of directors of the Company or any authorized committee of such board of directors.

                  "Debt", with respect to any person, means the following, whether outstanding on the date hereof or thereafter created or incurred: (1) any liability of such person (a) for borrowed money, (b) evidenced by a note, bond, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of or exchange for any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities and other Debt or (c) in respect of letters of credit issued for its account; (2) any liability of others described in the preceding clause (1) which the person has guaranteed or which is otherwise its legal liability or which is secured by assets of such person; and
(3) any amendment, renewal, extension or refunding of any such liability described in the preceding clauses (1) and (2); provided, however, that "Debt" of a person shall not include any liability of such person for compensation to employees or for inventory or similar property acquired in the ordinary course of business or for services.

                  "Default" means any event which is, or after notice or the passage of time, or both, would be, an Event of Default.

                  "Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall be designated by the Issuer pursuant to Section 2.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such person, shall mean or include all such persons. "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series.

                  "Dollar-Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles as in effect in the United States of America as of any date of determination.

                  "Global Security" means a Security registered in the name of the Depositary or its nominee evidencing all or part of a series of Securities, which is executed by the Issuer and authenticated and delivered to the Depositary or pursuant to the Depositary's instructions, all in accordance with this Indenture and pursuant to a written order of the Issuer signed by two Officers of the Issuer.

                  "Guarantee" means each of the Guarantees of the Securities by the Company hereunder.

                  "Guarantor" means the Company and its respective successors and assigns.

                  "Holder" or "Securityholder" means a person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means, with respect to any person, without duplication, (a) any indebtedness of such person, whether or not contingent,
(i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) evidenced by letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances, (iv) representing Capital Lease Obligations, (v) representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, (vi) representing any obligations in respect of Interest Rate Hedging Agreements or Oil and Gas Hedging Contracts, and (vii) in respect of any Production Payment, (b) all indebtedness of others of the type referred to in clauses (a), (c), (d) or (e) secured by a Lien on any asset of such person (whether or not such indebtedness is assumed by such person, except that the amount of such indebtedness not assumed shall be deemed to be the lesser of the value of such asset and the amount of such indebtedness so secured), (c) obligations of such person in respect of production imbalances and (d) Attributable Debt of such person, (e) Acquired Debt of such person and
(f) to the extent not otherwise included in the foregoing, the guarantee by such person of any indebtedness of any other person, of the type referred to in the preceding clauses (a), (c), (d) or (e).

                  "Indenture" means this Senior Indenture as amended or supplemented from time to time pursuant to the applicable provisions of this Indenture, and shall include the form and terms of each particular series of Securities established pursuant to Section 2.1 hereof.

                  "Issuer" means Operating, until a successor replaces Operating pursuant to the applicable provisions of this Indenture, and thereafter such successor, as set forth in the form and terms of each particular series of Securities established pursuant to Section 2.1 hereof.

                  "Interest Payment Date" means the date on which payment of an installment of interest on the Securities of any series is due.

                  "Interest Rate Hedging Agreements" means, with respect to any person, the obligations of such person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such person against fluctuations in interest rates.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

                  "Maturity" when used with respect to any Security means the date on which the Principal of such Security or an installment of Principal becomes due and payable as therein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, pursuant to a sinking fund or otherwise.

                  "Officer" means, with respect to the Issuer or the Guarantor, the Chairman of the Board, Vice Chairman of the Board, President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Issuer or the Guarantor, as the case may be, and who is identified on the list of officers delivered by the Issuer or the Guarantor, as the case may be, to the Trustee on the date hereof (as such list may be modified or supplemented by the Issuer or the Guarantor from time to time thereafter).

                  "Officers' Certificate" means a certificate signed by two Officers of the Issuer and two Officers of the Guarantor.

                  "Oil and Gas Hedging Contracts" means any oil and gas purchase or hedging agreement, and other agreement or arrangement, in each case, that is designed to provide protection against oil and gas price fluctuations.

                  "Operating" means Mesa Operating Co., a Delaware corporation, until a successor replaces it and thereafter such successor.

                  "Operating Board" means the board of directors of Operating or any authorized committee of such board of directors.

                  "Opinion of Counsel" means a written opinion in form and substance reasonably acceptable to the Trustee from legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Trustee, the Issuer or Guarantor.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.2.

                  "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  "Principal" of a Security means the principal of the Security, plus the premium, if any, on the Security. In determining whether the Holders of the requisite Principal amount of any series of Original Issue Discount Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the Principal amount of any Original Issue Discount Security for such purposes shall be the amount of the Principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Stated Maturity thereof pursuant to
Section 6.2.

                  "Production Payments" means Dollar-Denominated Production Payments and Volumetric Production Payments, collectively.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.1.

                  "Responsible Officer" means any officer within the Corporate Trust and Agency Group, including, without limitations, any vice president, assistant vice president, treasurer, assistant treasurer, assistant secretary, special secretary, or any other responsible officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge or familiarity with the particular fact.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" means the unsecured senior debentures, notes and other evidences of indebtedness (including any Global Securities) authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Stated Maturity" when used with respect to any Security or any installment of Principal thereof means the date specified in such Security as the fixed date on which the Principal of such Security or such installment of Principal is due and payable.

                  "Subsidiary" means, with respect to any person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or of one or more Subsidiaries of such person (or any combination thereof).

                  "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb) (together with any rules or regulations promulgated thereunder) as in effect on the date first above written, except to the extent that any subsequent amendment thereto shall retroactively apply to this Indenture.

                  "Trustee" means the party named as such above, not in its individual capacity but solely as Trustee under this Indenture, or any other trustee appointed with respect to the Securities of any series as contemplated by Section 2.1, in each case until a successor replaces it with respect to the Securities of one or more series pursuant to the applicable provisions of this Indenture, and thereafter with respect to the Securities of such one or more series shall mean the successor.

                  "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

                  "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

         SECTION 1.2. Other Definitions.

                                                                 DEFINED IN
               TERM                                                SECTION
               ----                                              ----------
         "Bankruptcy Law" ...................................        6.1
         "Custodian" ........................................        6.1
         "Event of Default" .................................        6.1
         "Legal Holiday" ....................................       11.7
         "Paying Agent" .....................................        2.3
         "Payment Default"...................................        6.1
         "Registrar" ........................................        2.3
         "Security Register" ................................        2.3

         SECTION 1.3. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities.
         "indenture security holder" means a Securityholder.
         "indenture to be qualified" means this Indenture.
         "indenture trustee" or "institutional trustee" means the Trustee. "obligor" on the indenture securities means the Issuer and the
          Guarantor.

All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings assigned to them by such statute or rule, except as provided in
Section 7.10.

         SECTION 1.4. Rules of Construction. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5) provisions apply to successive events and transactions.

                  (6) "herein", "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision, and the terms "Article," "Section," "Exhibit" and "Schedule," unless otherwise specified or indicated by the context in which used, mean the corresponding Article or Section of, or the corresponding Exhibit or Schedule to, this Indenture; and

                  (7) references to agreements and other instruments include subsequent amendments, supplements and waivers to such agreements or instruments but only to the extent not prohibited by this Indenture.


                                   ARTICLE 2

                                 THE SECURITIES

         SECTION 2.1. Form and Dating. The Securities of each series shall be in such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and in case such form is not established by supplemental indenture, such form shall be approved by the Trustee if the Trustee's rights or obligations are affected thereby, and such form may further have such legends, notations or endorsements as may be required by law, stock exchange rules or usage.

         Each Security shall be in fully-registered form and shall be dated the date of its authentication.

         The Securities may be issued in one or more series. There shall be established by or pursuant to a Board Resolution, and set forth in an Officers' Certificate delivered to the Trustee, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, the following terms with respect to such series, and thereafter such terms shall be deemed to be a part of this Indenture (it being understood and agreed that, in the case of any terms to be established by or pursuant to a Board Resolution which, if established, would affect the rights, duties, obligations, liabilities or immunities of the Trustee, such terms shall not be deemed to be a part of the Indenture unless and until they shall have been approved by the Trustee):

                  (1) the title of the Securities of such series (which shall distinguish the Securities of such series from all other Securities);

                  (2) any limit upon the aggregate Principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities of such series authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.6, 2.7, 2.10, 3.6 or 9.5);

                  (3) the date or dates on which the Principal of the Securities of such series is payable or the manner of determining such date or dates;

                  (4) the rate or rates at which the Securities of such series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest and the date or dates from which such interest shall accrue;

                  (5) the Interest Payment Dates on which such interest shall be payable and the Regular Record Dates for the interest payable on any Interest Payment Date;

                  (6) the place or places where the Principal of and interest on the Securities of such series shall be payable or the method of paying Principal of and interest on the Securities of such series;

                  (7) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Issuer;

                  (8) the obligation, if any, of the Issuer to redeem or purchase Securities of such series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities shall be issuable;

                  (10) if Securities of such series constitute Original Issue Discount Securities, the portion of the Principal amount of Securities which shall be payable upon declaration of acceleration thereof pursuant to Section 6.2;

                  (11) any covenants of the Issuer or the Guarantor, for the benefit of the Holders of Securities of such series, in addition to those set forth in Article 4 and Article 10, respectively;

                  (12) any Events of Default with respect to the Securities of such series in addition to those set forth in Section 6.1;

                  (13) whether the Securities of such series shall be issued, in whole or in part, in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities;

                  (14) the identity of any trustee, authenticating agent, Paying Agent or Registrar with respect to the Securities of such series, if other than the Trustee;

                  (15) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of such series may be converted into other securities of an Issuer; and

                  (16) any other terms with respect to the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution and set forth in the Officers' Certificate delivered to the Trustee or as provided pursuant to an indenture supplemental hereto with respect to such series. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

         SECTION 2.2. Execution and Authentication. An Officer the Issuer shall sign the Securities of such series for the Issuer by manual or facsimile signature and the seal of the Issuer shall be reproduced on the Securities and attested by the manual or facsimile signature of an authorized Officer of the Issuer.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

         A Security shall not be valid until authenticated by the Trustee by manual signature. The Trustee's certificate of authentication of all Securities shall be in substantially the following form:

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                             Bankers Trust Company, as Trustee


                                             By:
                                                ------------------------------
                                                     Authorized Signatory

         The manual signature of the Trustee on a certificate of authentication in the form hereinabove provided for shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall at any time and from time to time authenticate Securities for original issue, upon a written order of the Issuer signed by two Officers of the Issuer.

         In authenticating Securities of a particular series, and accepting the additional responsibilities under this Indenture in relation to such series of Securities, the Trustee shall be entitled to receive and (subject to Section 7.1) shall be fully protected in relying upon:

                  (1) certified copies of the charter and bylaws of the Issuer;

                  (2) each Board Resolution relating to the Securities of such series, and if the form or forms of the Securities of such series and the terms with respect thereto are established by a Board Resolution, an Officers' Certificate (i) approving the form or forms of the Securities of such series and the terms with respect thereto, to the extent such terms have been established (and, if the Securities of such series are Original Issue Discount Securities, setting forth such facts as are necessary to compute amounts due upon acceleration, if such facts are not specified in the form of Security) and (ii) stating that all conditions precedent to the issuance and authentication of the Securities of such series have been complied with;

                  (3) an executed supplemental indenture (if any) relating to such Securities;

                  (4) an Opinion of Counsel, which shall state

                             (a) that the terms with respect to the Securities
                  of such series have been established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by, and in conformity with, the provisions of this Indenture;

                             (b) that the Securities of such series, when
                  authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any further conditions specified in such Opinion of Counsel that are reasonably acceptable to the Trustee, will constitute a valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except insofar as (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and

                             (c) that all conditions precedent to the execution
                  and delivery by the Issuer of the Securities have been complied with; and

         If all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or the Opinion of Counsel otherwise required pursuant to Section 2.1 and this Section
2.2 at or prior to the time of authentication of each Security of such series if such documents have been delivered at or prior to the authentication upon original issuance of the first Security of such series.

         The Trustee shall not be required to authenticate any Securities if such action may not lawfully be taken or will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture in a manner which is not reasonably acceptable to the Trustee.

         The aggregate Principal amount of Securities of any series outstanding at any time may not exceed any limit upon the maximum Principal amount for such series set forth in or pursuant to the Board Resolution or supplemental indenture relating to such series delivered pursuant to this Section 2.2, except as authorized pursuant to Section 2.7.

         The Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so, provided that only the Trustee may authenticate Securities pursuant to Section 2.7. Each reference in this Indenture to authentication by the Trustee includes authentication by an authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Issuer or an Affiliate of the Issuer.

         SECTION 2.3. Registrar and Paying Agent. The Issuer shall maintain an office or agency where Securities may be presented to the registrar ("Registrar") for registration of transfer or for exchange and an office or agency where Securities may be presented to the paying agent ("Paying Agent") for payment; provided, however, that at the option of the Issuer payment of interest may be made by check mailed on or before the due date to the address of the person entitled thereto as such address shall appear in the register of the Securities provided for in this Section. The Registrar shall keep a register of the Securities (the "Security Register") and of their transfer and exchange. The Issuer may appoint one or more co-registrars and one or more additional paying agents with respect to any one or more series. The "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Issuer shall notify the Trustee of the name and address of any Registrar or Paying Agent not a party to this Indenture. If the Issuer fails to maintain a Registrar or Paying Agent for the Securities, the Trustee shall act as such. The Issuer initially appoints the Trustee as Paying Agent and Registrar.

         SECTION 2.4. Paying Agent to Hold Money in Trust. The Issuer shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will (i) hold in trust for the benefit of Securityholders of any series or the Trustee all money held by the Paying Agent for the payment of Principal of or interest on the Securities of such series, (ii) notify the Trustee of any default by the Issuer in making any such payment and (iii) pay to the Trustee all sums so held in trust by such Paying Agent, upon written request of the Trustee at any time during the continuance of an Event of Default. If the Issuer acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so, the Paying Agent shall have no further liability for the money.

         SECTION 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar with respect to Securities of any series, the Issuer shall furnish to the Trustee on or before each Interest Payment Date for such Securities (and on dates to be determined in the manner provided in Section 2.1 for any series of Original Issue Discount Securities which by their terms bear interest only after Maturity), but in no case less frequently than semiannually, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of the Securities of such series.

         SECTION 2.6. Transfer and Exchange. Subject to the provisions of
Section 2.10, where Securities are presented to the Registrar with a request to register transfer or to exchange them for an equal Principal amount of Securities of the same series of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. The Registrar shall not be required to register the transfer or exchange of (i) Securities of any series during a 15-day period beginning at the opening of business 15 days before the day of mailing of a redemption notice pursuant to Section 3.3 with respect to Securities of such series or (ii) any Security selected for redemption in whole or in part, except the unredeemed portion of a Security redeemed in part. Every Security presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Holder or his attorney duly authorized in writing, along with a certification of non-foreign status duly executed by the transferee of such Security. Each Security surrendered for registration of transfer and exchange shall be cancelled and subsequently disposed of by the Trustee in accordance with its customary practice. To permit registration of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made to any Securityholder for any transfer or exchange of Securities, except that the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in relation to any such transfer or exchange, other than exchanges pursuant to Section 2.10, 3.6 or 9.5. Notwithstanding the foregoing, Securities of a series may be exchanged only for Securities of the same series having identical terms.

         SECTION 2.7. Replacement Securities. If the Holder of a Security claims that the Security has been lost, mutilated, destroyed or wrongfully taken, the Issuer shall issue and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such lost, mutilated, destroyed or wrongfully taken Security, a replacement Security of the same series having identical terms if the Trustee's requirements are met. If required by the Trustee or the Issuer, such Holder shall provide an indemnity bond sufficient in the judgment of the Trustee and the Issuer to protect the Issuer, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. In connection with the issuance of any replacement Security under this Section, the Trustee or the Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any replacement Security issued pursuant to this Section shall constitute conclusive evidence of ownership of such Security, as if originally issued, regardless of whether the lost, mutilated, destroyed or wrongfully taken Security shall be found at any time.

         SECTION 2.8. Outstanding Securities. The Securities outstanding at any time are all the Securities authenticated by the Trustee, except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If Securities are considered paid under Section 4.1, they cease to be outstanding and interest on them ceases to accrue.

         Subject to the provisions of Section 2.9, a Security does not cease to be outstanding because the Issuer or an Affiliate of the Issuer holds the Security.

         SECTION 2.9. Treasury Securities. In determining whether the Holders of the required Principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuer or an Affiliate of the Issuer shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

         SECTION 2.10.       Temporary Securities; Global Securities.

                  (1) Until definitive Securities are ready for delivery, the Issuer may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities of any series shall be substantially in the form of definitive Securities of such series but may have variations that the Issuer considers appropriate for temporary Securities. Without unreasonable delay, the Issuer shall prepare and the Trustee shall authenticate definitive Securities of such series in exchange for such temporary Securities. Until so exchanged, Holders of Temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  (2) If the Issuer shall establish pursuant to Section 2.1 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with Section 2.1 and pursuant to a written order of the Issuer signed by two Officers of the Issuer, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate Principal amount of the outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear any customary legend reasonably required by the Depositary and shall further bear a legend substantially to the following effect:
         "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         Notwithstanding any other provision of this Section 2.10 or Section 2.6, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         None of the Issuer, the Trustee, any Paying Agent or the Registrar has any direct obligation or responsibility to participants of the Depositary or beneficial owners of interests in Securities. Without limiting the generality of the foregoing, none of the Issuer, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security (including the maintenance, review and supervision of any such records), for the delivery of any notice to any owner of a beneficial interest, for the selection of the beneficial owners to receive payment in the event of any partial redemption of Securities, or for any consent given or other action taken by the Depositary as owner of the Securities.

         If at any time the Depositary for the Securities of a series notifies the Issuer that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, the Issuer shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, the Issuer will execute, and the Trustee, upon receipt of a written order of the Issuer signed by two Officers of the Issuer instructing the Trustee to authenticate and deliver definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate Principal amount equal to the Principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. Furthermore, if there shall have occurred and be continuing an Event of Default or a Default with respect to any series of Securities, the Trustee may determine that the Securities of such series shall no longer be represented by a Global Security or Securities. In any such event, the Issuer will execute, and the Trustee, upon receipt of a written order of the Issuer signed by two Officers of the Issuer instructing the Trustee to authenticate and deliver definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate Principal amount equal to the Principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         If specified by the Issuer pursuant to Section 2.1 with respect to Securities of a series, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange, in whole or in part, for Securities of such series in definitive form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute and the Trustee shall authenticate and deliver, without charge:

                  (i) to each person specified by the Depositary, a new Security or Securities of the same series of any authorized denomination as requested by such person in an aggregate Principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

                  (ii) to the Depositary, a new Global Security in a denomination equal to the difference, if any, between the Principal amount of the surrendered Global Security and the aggregate Principal amount of Securities delivered to Holders thereof.

         Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

         SECTION 2.11. Cancellation. The Issuer at any time may deliver Securities of any series to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall dispose of cancelled Securities as the Issuer directs. The Issuer may not issue new Securities of any series to replace Securities of such series that have been paid or delivered to the Trustee for cancellation.

         SECTION 2.12. Defaulted Interest. If the Issuer defaults in a payment of interest on any of the Securities, they shall pay the defaulted interest plus, to the extent permitted by law, any interest payable on the defaulted interest, to the persons who are Holders of such Securities on a subsequent special record date. The Issuer shall fix the record date and payment date after making arrangements satisfactory to the Trustee for the deposit of such amounts with the Trustee for payment and after consultation with the Trustee regarding the selection of such dates. At least 15 days before the record date, the Issuer shall mail to the Holders of such Securities a notice that states the record date, payment date, and amount of interest to be paid.


                                   ARTICLE 3

                            REDEMPTION; SINKING FUND

         SECTION 3.1. Notices to Trustee. The Issuer may elect to redeem Securities of any series in accordance with the provisions of such Securities; provided, however, that if an Event of Default shall have occurred and be continuing, the Securities of any series may not be redeemed in whole or in part, unless (i) the Securities of all series are redeemed in whole or (ii) the Securities of all series are redeemed in part and the Principal amount to be redeemed is prorated among all Holders so that all Holders of each series receive in redemption of their outstanding Securities the same Principal amount per $1,000 of Securities (provided, however, that if the Securities of any such series are Original Issue Discount Securities, for purposes of this clause (ii), such proration shall be based upon each $1,000 that would be due and payable on the redemption date in the event of a declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.2). The election of the Issuer to redeem Securities of any series in accordance with the provisions of such Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Issuer, the Issuer shall, at least 45 days before the redemption date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and in the case of any redemption of less than all of the Securities of any series (or, where redemption provisions of any series of Securities are not identical as to each Security within the series, in case of any redemption at the election of the Issuer of less than all the Securities with identical redemption provisions) the Principal amount of the Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 3.2.

         SECTION 3.2. Selection of Securities to be Redeemed. If less than all of the Securities of a series (or, where the redemption provisions of any series of Securities are not identical as to each Security within the series, if less than all the Securities with identical redemption provisions) are to be redeemed, the Trustee shall, subject to Section 3.1, select the Securities to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection not more than 45 days before the redemption date from outstanding Securities of such series (or, if the redemption provisions of all of the Securities of such series are not identical, from Securities of such series with identical redemption provisions) not previously called for redemption. The Trustee may select for redemption portions of the Principal of Securities of any series that have denominations larger than the minimum Principal denomination for such series. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

         SECTION 3.3. Notice of Redemption. At least 30 days but not more than 60 days before a redemption date, the Trustee shall, in the name of the Issuer and at the Issuer's expense, mail a notice of redemption to each Holder whose Securities are to be redeemed.

         The notice shall identify the Securities to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price plus accrued interest, if any;

                  (3) the name and address of the Paying Agent;

                  (4) if less than all the outstanding Securities of a series (or, in the case of series of Securities in which the redemption provisions are not identical as to each Security within the series, less than all of the Securities of a series with identical redemption provisions) are to be redeemed, the identification (and, in the case of partial redemption, the Principal amounts) of the particular Securities to be redeemed;

                  (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (6) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

                  (7) that the redemption is pursuant to the terms of a sinking fund, if such is the case.

         SECTION 3.4. Effect of Notice of Redemption. Once notice of a redemption is mailed, Securities called for redemption become due and payable on the redemption date at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid and redeemed at the redemption price, together with interest accrued thereon to the redemption date; provided, however, that installments of interest becoming due on or prior to the redemption date shall be payable to the Holders of such Securities, or one or more previous Securities evidencing all or a portion of the same debt as that evidenced by such particular Securities, registered as such at the close of business on the relevant record date according to their terms and the provisions of Section 2.12.

         SECTION 3.5. Deposit of Redemption Price. On or before the redemption date, the Issuer shall deposit with the Paying Agent money sufficient to pay the aggregate redemption price of and accrued interest on all Securities to be redeemed on that date.

         SECTION 3.6. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Issuer shall execute and the Trustee shall authenticate without service charge for the Holder a new Security of the same series, having terms identical to those of the Securities surrendered, equal in Principal amount to the unredeemed portion of the Security surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

         SECTION 3.7. Sinking Fund. Each sinking fund payment provided for by the terms of Securities of any series shall be applied to the redemption of such Securities as provided for by the terms of such Securities and this
Section 3.7.

         In satisfaction of any minimum or optional sinking fund payment required or permitted to be made pursuant to the terms of Securities of any particular series (or, where the sinking fund provisions of each Security within such series are not identical, then pursuant to the terms of the Securities with identical sinking fund provisions), the Issuer may (i) deliver to the Trustee Securities of that series (or, where the sinking fund provisions of the Securities of such series are not identical, Securities of that series having identical sinking fund provisions) which have not previously been called for redemption and which the Issuer has not previously delivered to the Trustee for cancellation or (ii) notify the Trustee of its election to credit against the required sinking fund payment the Principal amount of any Securities of that series (or, if applicable, any Securities of that series with identical sinking fund provisions) which have been redeemed otherwise than pursuant to minimum sinking fund payment requirements with respect to the Securities of such series (or, if applicable, with respect to the Securities of such series with identical sinking fund provisions); provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such minimum or optional sinking fund payment shall be reduced accordingly.

         Not less than 45 days prior to each sinking fund payment date (unless a shorter notice shall be satisfactory to the Trustee) for any particular series of Securities (or, where the sinking fund provisions of the Securities within such series are not identical, for the Securities of such series having identical sinking fund provisions), the Issuer will give written notice to the Trustee of the amount of the next succeeding sinking fund payment (including any optional sinking fund payment which is permitted to be made by the terms of the Securities) for that series pursuant to the terms of that series (or, if applicable, for such Securities pursuant to the terms of such Securities), the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by crediting Securities against the required sinking fund payment pursuant to the preceding paragraph of this Section and will also deliver to the Trustee any Securities to be so credited. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 3.3. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.4 and 3.6.

         SECTION 3.8. Terms of Securities to Govern. Notwithstanding any other provision of this Article 3, if any provision of any Security of any series shall conflict with any provision of this Article, the provision of such Security shall govern.


                                   ARTICLE 4

                                   COVENANTS


         SECTION 4.1. Payment of Securities. The Issuer shall pay the Principal of and any interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date, by 10:00 a.m. New York City time, money deposited with it by or on behalf of the Issuer sufficient in immediately available funds to pay all Principal and interest then due.

         The Issuer shall pay interest on overdue Principal at the rate borne by such Securities or otherwise as provided in the Securities; they shall pay interest on overdue installments of interest at the same rate to the extent permitted by law.

         Each payment by the Issuer to the Trustee or the Paying Agent shall be accompanied by a written notice from the Issuer that specifies the series to which such payment relates.

         SECTION 4.2. SEC Reports. The Issuer and the Guarantor shall furnish to the Trustee, within 15 days after they file them with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that such Issuer or Guarantor is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. In the event that the Issuer or Guarantor is not permitted to file such reports, documents and information with the SEC, the Issuer or the Guarantor, as the case may be, will provide substantially similar information to the Issuer, the Holders and prospective Holders (upon request) as if the Issuer or the Guarantor, as the case may be, were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. The Issuer and the Guarantor also shall comply with the other provisions of TIA ss. 314(a). Provided that the Issuer and the Guarantor are consolidated entities for accounting purposes, the Issuer shall be deemed to have satisfied the provisions of this Section 4.2 if the Guarantor files and provides information, documents, and other reports of the types otherwise so required, in each case within the applicable rules and regulations of the SEC (after giving effect to any exemptive relief) because of the filings by the Guarantor.

         SECTION 4.3. Certificate to Trustee.

                  (1) The Issuer and the Guarantor covenants and agrees to furnish to the Trustee, within 90 days after the end of each fiscal year of the Issuer, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Issuer and the Guarantor, as the case may be, as to each of such officer's knowledge of the Issuer's and the Guarantor's compliance with all conditions and covenants under this Indenture and is not in default in the performance or observance of any terms, provisions and condition in this Indenture; provided, for purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                  (2) The Issuer and the Guarantor shall, so long as any of the Securities are outstanding, deliver to the Trustee, within five Business Days of any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Issuer or the Guarantor, as the case may be, is taking or proposes to take with respect thereto.

         SECTION 4.4. Maintenance of Office or Agency. The Issuer will maintain in The City of New York, an office or agency of the Trustee, Registrar and Paying Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase or redemption, and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Issuer shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.11.

         SECTION 4.5. Further Assurances. From time to time whenever reasonably requested by the Trustee, the Issuer will make, execute and deliver, or cause to be made, executed or delivered, any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention of or to facilitate the performance of the terms of this Indenture or to secure the rights and remedies of the Holders of Securities of any series provided for in this Indenture, including, but not limited to, furnishing all necessary information to the Trustee in connection with calculations and tax reporting relating to any Original Issue Discount Securities that may be issued by the Issuer hereunder.


                                   ARTICLE 5

                                   SUCCESSORS


         SECTION 5.1. When the Issuer May Merge, etc. The Issuer shall not consolidate or merge into, or sell, assign, transfer or lease all or substantially all of its assets to, any person unless:

                  (1) the person is a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia;

                  (2) the person assumes by supplemental indenture all the obligations of the Issuer under the Securities and this Indenture;

                  (3) immediately after the transaction no Default or Event of Default shall exist; and

                  (4) an Officers' Certificate and Opinion of Counsel have been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (1) through (3) above have been met.

         The corporation formed by or resulting from any such consolidation or merger, or which shall have received all or substantially all of such assets, shall succeed to and be substituted for the Issuer with the same effect as if it had been named herein as a party hereto, and thereafter, except in the case of a lease of all or substantially all of such assets, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and the Issuer may thereafter liquidate and dissolve.


                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

         SECTION 6.1. Events of Default. An "Event of Default" with respect to Securities of any series occurs if:

                  (1) there is a default in the payment of interest, if any, on any Security of such series when the same becomes due and payable and the Default continues for a period of 30 days;

                  (2) there is a default in the payment of the Principal of or premium, if any, on any Security of such series when the same becomes due and payable at Maturity, upon redemption or otherwise;

                  (3) the Issuer fails to observe or perform any covenant, condition or agreement on the part of such Issuer to be observed or performed pursuant to Article 5 hereof;

                  (4) the Issuer fails to comply with any of its other agreements or covenants in, or provisions of, the Securities of such series or this Indenture (other than a covenant included in this Indenture solely for the benefit of any series of Securities other than such series or a covenant which has not been breached with respect to such series) and the Default continues for consecutive days after the notice specified below;

                  (5) except as permitted herein, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Guarantor, or any person acting on behalf of the Guarantor, shall deny or disaffirm the Guarantor's obligation under its Guarantee;

                  (6) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Issuer or the Guarantor (including a default with respect to Securities of any series other than such series), whether such Indebtedness now exists or shall be created hereafter, which default (a) is caused by a failure to pay such Indebtedness prior to the expiration of the grace period after final maturity (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its final maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is then existing a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more; provided, that if any such default is cured or waived or any such acceleration rescinded, or such Indebtedness is repaid, within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default under the Indenture and any consequential acceleration of any Securities of such series shall be automatically rescinded;

                  (7) a final judgment or order or final judgments or orders are rendered against the Issuer that are unsatisfied and that require the payment of money, either individually or in an aggregate amount, that is more than $10.0 million over the coverage under applicable insurance policies and either (a) a creditor has commenced an enforcement proceeding upon such judgment (other than a judgment that is stayed by reason of pending appeal or otherwise) or (b) a 60-day period transpired during which a stay of such judgment, order, judgments or orders (by reason of pending appeal or otherwise) was not in effect;

                  (8) the Issuer or the Guarantor pursuant to or within the meaning of any Bankruptcy Law:

                      (a) commences a voluntary case or proceeding,

                      (b) consents to the entry of an order for relief against
                  it in an involuntary case or proceeding,

                      (c) consents to the appointment of a Custodian of it or
                  for all or substantially all of its property, or

                      (d) makes a general assignment for the benefit of its
                  creditors;

                  (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                      (a) is for relief against the Issuer or the Guarantor in
                  an involuntary case or proceeding,

                      (b) appoints a Custodian of the Issuer or the Guarantor
                  for all or substantially all of the property of the Issuer or the Guarantor, or

                      (c) orders the liquidation of the Issuer or the
                  Guarantor,

                  and in each case the order or decree remains unstayed and in effect for 60 consecutive days.

                  (10) there occurs any other Event of Default with respect to the Securities of such series specified in the terms of such series.

         The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         A Default under clause (4) is not an Event of Default until the Trustee notifies the Issuer, or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities of such series notify the Issuer and the Trustee, of the Default and the Issuer does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

         SECTION 6.2. Acceleration. If an Event of Default (other than an Event of Default specified in clauses (8) and (9) of Section 6.1 hereof) with respect to the Securities of any series occurs and is continuing, the Trustee by notice to the Issuer, or the Holders of at least 25% in Principal amount of the then outstanding Securities of that series by written notice to the Issuer and the Trustee, may declare the Principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the Principal amount as may be specified in the terms of that series) of and any accrued and unpaid interest on all the Securities of that series to be due and payable immediately. Upon such declaration, the Principal (or specified amount) of and accrued interest on all the Securities of that series shall be due and payable immediately. Notwithstanding the foregoing, if any Event of Default specified in clause (8) or (9) of Section 6.1 hereof relating to the Issuer occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act or notice on the part of the Trustee or any Holder.

         After a declaration of acceleration with respect to the Securities of any series under this Indenture, but before a judgment or decree for payment of principal, premium, if any, and interest on the Securities of such series due under this Article 6 has been obtained by the Trustee, Holders of a majority in principal amount of the then outstanding Securities of such series by written notice to the Issuer and the Trustee may rescind an acceleration and its consequences if (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay (a) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and (b) all overdue interest on the Securities of such series, if any, (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iii) all existing Events of Default (except nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration) have been cured or waived.

         SECTION 6.3. Other Remedies. If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of Principal of or interest on the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         SECTION 6.4. Waiver of Past Defaults. Holders of not less than a majority in outstanding Principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of that series waive an existing Default or Event of Default with respect to that series and its consequences hereunder, except a continuing Default or Event of Default in the payment of principal of, premium and liquidated damages, if any, or interest on, the Securities of that series (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in outstanding Principal amount of the then outstanding Securities of such series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default with respect to such series shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default with respect to such series or impair any right consequent thereon.

         SECTION 6.5. Control by Majority. The Holders of a majority in aggregate outstanding Principal amount of the Securities of all series affected (voting as one class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of another Securityholder of such series or any other series, or would involve the Trustee in personal liability it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

         SECTION 6.6. Limitation on Suits. A Holder of Securities of any series may pursue a remedy with respect to this Indenture or the Securities only if:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to Securities of that series;

                  (2) the Holders of at least 25% in Principal amount of the Securities of that series make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (5) during such 60-day period, the Holders of a majority in aggregate outstanding Principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request;

provided, however, that it is understood and intended, and is expressly covenanted by each Holder of every Security of a series with every other Holder and the Trustee, that no Holders of such series of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other series of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities.

         SECTION 6.7. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of Principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         SECTION 6.8. Collection Suit by Trustee. If an Event of Default specified in Section 6.1(1) or (2) with respect to Securities occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of Principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the Principal amount as may be specified in the terms of that series) and accrued interest remaining unpaid, together with interest on overdue Principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest with respect to the Securities as to which an Event of Default has occurred, and such further amount as shall be sufficient to cover the costs and expenses of collection, including appeals and including, without limitation, the reasonable compensation, expenses, disbursements of the Trustee, its agents and counsel.

         SECTION 6.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Issuer, its creditors or its property and shall be entitled and empowered to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any custodian in any such judicial proceedings is authorized hereby by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 7.7. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, liquidation, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

         SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee, its agents and attorneys for amounts due under Sections 6.8 and 7.7 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                  Second: to Holders of Securities in respect of which or for the benefit of which such money has been collected, for amounts due and unpaid on such Securities for Principal (or, if such Securities are Original Issue Discount Securities, such portion of the Principal amount as may be specified in the terms that series) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for Principal and interest, respectively; and

                  Third: to the Issuer or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to such Securityholders.

         SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in Principal amount of the Securities of any series.


                                   ARTICLE 7

                                    TRUSTEE

         SECTION 7.1. Duties of Trustee.

                  (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (2) Except during the continuance of an Event of Default:

                             (a) the Trustee need perform only those duties
                  that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                             (b) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions required by the terms of this Indenture to determine whether or not they conform to the requirements of this Indenture.

                  (3) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                      (a) this paragraph does not limit the effect of paragraph
                  (2) of this Section;

                      (b) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                      (c) the Trustee shall not be liable with respect to any
                  action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                  (4) Regardless of whether therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2), (3) and (5) of this Section.

                  (5) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (6) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Issuer. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         SECTION 7.2. Rights of Trustee.

                  (1) The Trustee may rely and shall be protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

                  (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         SECTION 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities of any series and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

         SECTION 7.4. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Issuer's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

         SECTION 7.5. Notice of Defaults. If a Default in respect of the Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to the Holders of the Securities of that series a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the Principal or interest on any Security, or in the payment of any sinking fund or purchase fund installment, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Securities of that series.

         SECTION 7.6. Reports by Trustee to Holders. If required by TIA ss. 313(a), within 60 days after the reporting date stated in this Section 7.6, the Trustee shall mail to Securityholders of each series a brief report dated as of such reporting date that complies with TIA ss. 313(a). The Trustee shall also comply with TIA ss. 313(b). For purposes of this Section 7.6, the reporting date shall be May 15 of each year. The first reporting date will be the first May 15 following the issuance of the first series of Securities hereunder.

         A copy of each report at the time of its mailing to Securityholders of each series shall be filed with the SEC and each stock exchange on which the Securities of each series are listed. The Issuer will notify the Trustee of the listing of Securities of any series on a stock exchange.

         SECTION 7.7. Compensation and Indemnity. The Issuer shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee upon request for all reasonable expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

         The Issuer shall indemnify the Trustee its directors, officers, employees and agents against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of this Indenture. The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. The Issuer shall defend the claim and the Trustee shall cooperate in the defense. The indemnities contained in this Section shall survive the resignation or termination of the Trustee or the termination of this Indenture. The Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel. The Issuer need not pay for any settlement made without its consent.

         The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee if the acts or omissions of the Trustee, if any, relating to such loss, liability or expense, breached any standard of care applicable to or imposed on the Trustee for such acts or omissions.

         To secure the Issuer's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay Principal and interest on particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(8) or (9) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         SECTION 7.8. Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign at any time with respect to the Securities of one or more series by so notifying the Issuer. The Holders of a majority in Principal amount of the Securities of any series may remove the Trustee with respect to such series by so notifying the Trustee and the Issuer. The Issuer may remove the Trustee with respect to the Securities of one or more series if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of any one or more series, the Issuer shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 7.10. Within one year after the successor Trustee takes office, the Holders of a majority in Principal amount of the Securities of each series may appoint a successor Trustee with respect to the Securities of their respective series to replace the successor Trustee for the Securities of such series appointed by the Issuer.

         If a successor Trustee with respect to the Securities of any series does not take office within 60 days after the retiring Trustee with respect to the Securities of that series resigns or is removed, the retiring Trustee, the Issuer or the Holders of at least 10% in Principal amount of the Securities of that series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of that series.

         If the Trustee fails to comply with Section 7.10, with respect to the Securities of one or more series, any Holder of Securities of such series may petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of that series and the appointment of a successor Trustee with respect to the Securities of that series.

         In the case of the appointment of a successor Trustee with respect to all Securities, the successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to all Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

         In case of the appointment of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all series of Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee, with respect to the Securities of that or those series as to which the retiring Trustee is not retiring, shall continue to be vested in the retiring Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. The successor Trustee shall mail a notice of its succession to the Holders of all Securities of that or those series to which the appointment of such successor Trustee relates. The retiring Trustee shall promptly transfer all property held by it with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to the lien provided for in Section
7.7. No successor Trustee with respect to Securities of any series shall accept appointment as provided in this Section 7.8 unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the provisions of Section 7.10.

         SECTION 7.9. Successor Trustee by Merger, etc. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

         SECTION 7.10. Eligibility, Disqualification. This Indenture shall always have a Trustee with respect to the Securities of each series which satisfies the requirements of TIA ss. 310(a)(1) and (5). The Trustee shall always have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition or shall be a wholly-owned subsidiary of a bank, a trust company or a bank holding company having, together with its subsidiaries, a reported combined capital and surplus of at least $25,000,000. The Trustee is subject to TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); it being understood that for the purposes of this Indenture, with respect to Securities of any series, the provisions of TIA ss. 310(b) with respect to conflicting interests relating to "other securities" shall be interpreted to include Securities of each other series and with respect to "other indentures" shall include the provisions of this Indenture relating to the Securities of such other series.

         SECTION 7.11. Preferential Collection of Claims Against the Issuer. The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.


                                   ARTICLE 8

                     DISCHARGE OF INDENTURE AND SECURITIES

         SECTION 8.1. Satisfaction and Discharge of Indenture. If at any time
(a) the Issuer shall have paid or caused to be paid the Principal of and interest on all the Securities of any series outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.7 or paid), and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to Securities of such series (including payment of all sums due the Trustee pursuant to Section 7.7), then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, if any, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of the Holders to receive payments of Principal thereof and interest thereon from the trust fund established pursuant to Section 8.2, and remaining rights of the Holders to receive mandatory sinking fund payments, if any, from the trust fund established pursuant to Section 8.2, (iv) the rights, obligations and immunities of the Trustee hereunder, (v) the rights of the Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (vi) all other obligations of the Issuer in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 7.7, 7.8 and 8.6 and (vii) the
Issuer's rights pursuant to Sections 7.8, 8.5 and 8.6), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, (each stating that all conditions precedent relating to the satisfaction and discharge of this Indenture have been complied with) and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to Securities of such series. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

         SECTION 8.2. Defeasance. For purposes of Section 8.1, the Issuer shall be deemed to have paid the Principal of and interest on Securities of any series outstanding hereunder as and when the same shall have become due and payable, if the Issuer shall have irrevocably deposited or caused to be deposited in trust with the Trustee funds in cash and/or U.S. Government Obligations sufficient without reinvestment thereof to provide for timely payment of Principal of and interest on the Securities of such series to Stated Maturity or redemption, as the case may be, not theretofore delivered to the Trustee for cancellation; provided, however, that (i) in order to have money available on a payment date to pay Principal or interest on the Securities of such series, the U.S. Government Obligations shall be payable as to principal and interest on or before such payment date in such amounts as will provide the necessary money; and (ii) the Issuer shall obtain an Opinion of Counsel (which may be based on a ruling from, or published by, the Internal Revenue Service) to the effect that Holders of the Securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and provided, further, however, that notwithstanding the foregoing, with respect to any series of Securities which shall at the time be listed for trading on The New York Stock Exchange, there shall be no deposit of funds in cash and/or in U.S. Government Obligations with the Trustee to pay the Principal amount, the redemption price or any installment of interest in order to discharge the Issuer's obligation in respect of any such payment if at such time the rules of The New York Stock Exchange prohibit such deposit with the Trustee.

         SECTION 8.3. Satisfaction and Discharge of Securities. Securities of a series shall be deemed to have been paid in full as between the Issuer and the respective Holders (and future Holders) of Securities of such series upon the satisfaction and discharge of the Indenture with respect to Securities of such series pursuant to Section 8.1, except that in the case of such satisfaction and discharge as a result of compliance with Section 8.2, the Securities of such series shall be deemed to have been paid in full as between the Issuer and the respective Holders (and future Holders) of Securities of such series only if the deposit in trust with the Trustee by the Issuer of the funds in cash and/or U.S. Government Obligations as provided in Section 8.2 is not subsequently deemed a preference under the United States Bankruptcy Code as then in effect.

         SECTION 8.4. Application by Trustee of Money or U.S. Government Obligations. Subject to Section 8.6, all money or U.S. Government Obligations deposited with the Trustee pursuant to Section 8.2 shall be held in trust and applied by it to the payment, either directly or through the Paying Agent to the Holders of the particular Securities of such series for the payment or redemption of which such money or U.S. Government Obligations shall have been deposited with the Trustee, of all sums due and to become due thereon for Principal and interest.

         SECTION 8.5. Repayment of Money or U.S. Government Obligations by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all money or U.S. Government Obligations then held by the Paying Agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be paid or delivered to the Trustee and thereupon the Paying Agent shall be released from all further liability with respect to such money or U.S. Government Obligations.

         SECTION 8.6. Return of Money, Securities or U.S. Government Obligations. The Trustee and the Paying Agent shall promptly pay to the Issuer upon request any excess money, U.S. Government Obligations or Securities held by them at any time. Any money or U.S. Government Obligations deposited with or paid to the Trustee or the Paying Agent for the payment of the Principal of, or interest on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such Principal or interest shall become due and payable, shall, upon the request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, be repaid or delivered to the Issuer by the Trustee for such series or by the Paying Agent, and the Holder of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or the Paying Agent with respect to such money or U.S. Government Obligations shall thereupon cease.


                                   ARTICLE 9

                                   AMENDMENTS

         SECTION 9.1. Without Consent of Holders. The Issuer and the Trustee may amend this Indenture or the Securities without the consent of any
Securityholder:

                  (1) to cure any ambiguity, defect or inconsistency or to make such provisions with respect to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture or with any indenture supplemental hereto or any Board Resolution establishing any series of Securities, provided that such amendment does not adversely affect the rights of Securityholders;

                  (2) to comply with Section 5.1;

                  (3) to add additional covenants;

                  (4) to establish the form or forms or terms with respect to Securities of any additional series as permitted by Section 2.1;

                  (5) to evidence and provide for the acceptance of appointment of a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.8; or

                  (6) to provide for the exchange of Global Securities for Securities issued hereunder in definitive form and to make all appropriate changes for such purpose.

         SECTION 9.2. With Consent of Holders. The Issuer and the Trustee may amend this Indenture in a manner affecting the Securities of any series, or may amend the Securities of such series, with the written consent of the Holders of at least a majority in Principal amount of the Securities of such series. However, without the consent of each Securityholder affected, an amendment under this Section may not:

                  (1) reduce the percentage in Principal amount of Securities whose Holders must consent to an amendment;

                  (2) reduce the rate of or change the time for payment of interest on any Security;

                  (3) reduce the Principal of (or, in the case of Original Issue Discount Securities, the amount of such Securities that would be due and payable upon acceleration of the Maturity thereof pursuant to
         Section 6.2), change the Stated Maturity of or reduce the amount payable on redemption of or otherwise alter the requirements with respect to the mandatory redemption of any Security;

                  (4) make any Security payable in money other than that stated in the Security; or

                  (5) make any change in Section 6.4 or 6.7 or this Section
         9.2.

         After an amendment under this Section becomes effective, the Issuer shall mail to Securityholders a notice briefly describing the amendment.

         SECTION 9.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the Trust Indenture Act of 1939, as amended as then in effect.

         SECTION 9.4. Effect of Consents. A consent to an amendment or waiver by a Holder of a Security is effective upon delivery to the Trustee and is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; however, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder, except to the extent each Securityholder affected must consent and such Securityholder did not do so.

         SECTION 9.5. Notation on or Exchange of Securities. The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Issuer in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

         SECTION 9.6. Trustee Protected. The Trustee may, but shall not be required to, sign any supplemental indenture that affects its rights, duties, liabilities or immunities under this Indenture or otherwise.

                                   ARTICLE 10

                                 THE GUARANTEES

         SECTION 10.1. The Guarantees. The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Issuer hereunder or thereunder, that: (a) the principal of and premium and interest, on the Securities shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on premium and interest, on the Securities, if any, if lawful, and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor shall be obligated to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Issuer or the Guarantor, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Issuer or the Guarantor, any amount paid by either to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of Securities in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (y) in the event of any declaration of acceleration of such obligations as provided in
Article 6, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

         SECTION 10.2. Execution and Delivery of Guarantees. To evidence its Guarantee set forth in Section 10.1, the Guarantor hereby agrees that a notation of such Guarantee shall be endorsed by an Officer of the Guarantor on each Security authenticated and delivered by the Trustee, that this Indenture shall be executed on behalf of the Guarantor by an Officer of the Guarantor and attested to by an Officer of the Guarantor and that the Guarantor shall deliver to the Trustee an Opinion of Counsel that the foregoing have been duly authorized, executed and delivered by the Guarantor and that such Guarantee is a valid and legally binding obligation of the Guarantor, enforceable against such Guarantor in accordance with its terms, except insofar as (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         The Guarantor hereby agrees that its Guarantee set forth in Section
10.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

         If an Officer of the Guarantor whose signature is on this Indenture or on the applicable Guarantee no longer holds that office at the time the Trustee authenticates the Security on which such Guarantee is endorsed, such Guarantee shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantees set forth in this Indenture on behalf of the Guarantor.

         SECTION 10.3. When the Issuer May Merge, etc. The Guarantor shall not consolidate or merge into, or sell, assign, transfer or lease all or substantially all of its assets to any person other than the Issuer and any other subsidiary of the Guarantor unless:

                  (1) the person is a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia;

                  (2) the person assumes by supplemental indenture all the obligations of the Guarantor under the Securities and this Indenture;

                  (3) immediately after the transaction no Default shall exist; and

                  (4) an Officers' Certificate and Opinion of Counsel have been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (1) through (3) above have been met.

Notwithstanding the foregoing, the Guarantor shall not be permitted to consolidate with or merge with or into (whether or not such Guarantor is the surviving person), another corporation, person or entity pursuant to the preceding sentence if such consolidation or merger would not be permitted by
Section 5.1 hereof.

         In case of any such consolidation or merger and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as the Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

         Except as set forth in Articles 4 and 5 hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into the Issuer, or shall prevent any sale or conveyance of the property of the Guarantor as an entirety or substantially as an entirety to the Issuer.

         SECTION 10.4. "Trustee" to Include Paying Agent. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Article 10 in place of the Trustee.

                                   ARTICLE 11

                                 MISCELLANEOUS

         SECTION 11.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision that is deemed to be included in this Indenture by the TIA, the required provision shall control. The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture whether or not physically contained herein.

         SECTION 11.2. Notices. Any notice or communication by the Issuer or the Trustee to the other shall be in writing and shall be delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier to the other's address stated in Section 11.11; provided, however, that any such notice shall be deemed duly given when such notice is received by the Issuer or the Trustee, as the case may be. The Issuer or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Securityholder shall be mailed by first-class mail (registered or certified, return receipt requested) or overnight air courier to his address shown on the Security Register. Failure to mail a notice or communication to a Securityholder or any defect in a notice shall not affect the sufficiency thereof with respect to any other Securityholders.

         Except as provided above, if a notice or communication is mailed in the manner and within the time prescribed above, it shall be deemed duly given, whether or not the addressee receives it.

         If the Issuer mails a notice or communication to Securityholders, they shall mail a copy to the Trustee and each Agent at the same time.

         SECTION 11.3. Communications by Holders with Other Holders. Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Issuer, the Trustee, the Registrar and anyone else affected shall be entitled to the protection of TIA ss. 312(c).

         SECTION 11.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuer to the Trustee to take any action under this Indenture, the Issuer shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 11.5. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such person, such condition or covenant has been complied with.

         Any Officers' Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Officers know that the opinion with respect to the matters upon which their certificate may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters the information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representation with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid is erroneous, or in the exercise of reasonable care should know that the same is erroneous.

         Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant (who may be an employee of the Issuer), or firm of accountants, unless such Officer or counsel, as the case may be, knows that the certificate or opinion or representation with respect to the accounting matters upon which the certificate, statement or opinion may be based as aforesaid is erroneous, or in the exercise of reasonable care should know that the same is erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         SECTION 11.6. Rules by Trustee and Agents. The Trustee may make reasonable rules for action by written consent or at a meeting of Holders of Securities of any series. The fact and date of the execution of a written consent or other writing by any such person shall be established in accordance with the procedures specified in such reasonable rules, and the ownership of Securities of any series shall be established by the Security Register for such series maintained by the Registrar. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

         SECTION 11.7. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in any place of payment are not required to be open. If a payment date with respect to a particular series of Securities is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         SECTION 11.8. No Recourse Against Others. No person shall have any recourse under or upon any obligation or agreement of the Issuer under this Indenture or the Securities of any series or because of any debt evidenced by the Securities of any series against any stockholder, officer, employee or director, as such, of any of the Issuer. By accepting a Security of any series, each Holder waives and releases all such liability as a part of the consideration for the issuance thereof.

         SECTION 11.9. Interest Limitation. If any usury law now or at any time hereafter in force shall be applicable to this Indenture or the Securities of any series or any other document or instrument related hereto or thereto, it is the intention of the Issuer and the Trustee to conform strictly to any such usury laws and any subsequent revisions or repeals thereof. In furtherance thereof, the Issuer and the Trustee stipulate and agree that none of the terms and provisions contained in this Indenture or the Securities of any series or any other document or instrument related hereto or thereto shall ever be construed to give rise to a contract or obligation to pay interest in excess of the maximum amount permitted to be contracted for, taken, reserved, charged, collected or received under any applicable law.

         SECTION 11.10. Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

         SECTION 11.11. Addresses.

         The Issuer's address is:

                  Mesa Operating Co.
                  1400 Williams Square West
                  5205 North O'Conner Boulevard
                  Irving, Texas  75039
                  Attention:  Treasurer
                  Telecopier No.:  (972) 402-7028

         The Guarantor's address is:

                  MESA Inc.
                  1400 Williams Square West
                  5205 North O'Conner Boulevard
                  Irving, Texas  75039
                  Attention:  Treasurer
                  Telecopier No.:  (972) 402-7028

         The Trustee's address is:

                  Bankers Trust Company
                  4 Albany Street, 4th Floor
                  Mail Stop # 5041
                  New York, NY
                  Attention:  Corporate Trust and Agency Group
                  Telecopier No.:  (212) 250-6392

         SECTION 11.12. Record Date for Action by Securityholders. The Issuer (or, if a deposit has been made pursuant to Section 8.2 or if an Event of Default has occurred, the Trustee) may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be no later than ten days nor more than 30 days prior to the first solicitation of such vote or consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 2.5 hereof prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

         SECTION 11.13. Governing Law. The laws of the State of New York shall govern the construction and interpretation of this Indenture and the Securities, without regard to principles of conflicts of laws. The Issuer irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York state court sitting in The City of New York in any action or proceeding arising out of or relating to this Indenture or the Securities, and the Issuer irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court.

         SECTION 11.14. Payments for Consent. The Issuer shall not, directly or indirectly, pay or cause to be paid, or cause any of their Affiliates to pay or cause to be paid, any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities, unless such consideration is offered to be paid to all Holders whose consent, waiver or agreement to amend is required for the Issuer to effect such consent, waiver or amendment.

         SECTION 11.15. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.16. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer or its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 11.17. Severability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

         SECTION 11.18. Successors. All agreements of the Issuer in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 11.19. Qualification of Indenture. The Issuer shall qualify this Indenture under the TIA and shall pay all costs and expenses (including attorneys' fees for the Issuer and the Trustee) incurred in connection therewith, including, without limitation, costs and expenses of qualification of the Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Issuer any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

         SECTION 11.20. Counterpart Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first above written.

                                        MESA INC.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        MESA OPERATING CO.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------




                                        BANKERS TRUST COMPANY



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------